UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2016

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements.

(d)                                 On November 16, 2016, the Board of Directors (the “Board”) of Tuesday Morning Corporation (the “Company”), upon recommendation of the Nominating and Governance Committee of the Board, increased the size of the Board by one member and elected Barry S. Gluck  to serve as an independent director of the Company, effective January 1, 2017.  Mr. Gluck was elected to serve until his term expires at the Company’s next annual meeting of stockholders to be held in 2017 and until his successor is duly elected and qualified, or until his earlier death, resignation, retirement or removal.  There are no understandings or arrangements between Mr. Gluck and any other person pursuant to which he was selected to serve as a director of the Company and there are no reportable transactions under Item 404(a) of Regulation S-K.  In conjunction with the appointment of Mr. Gluck to the Board, after he takes office he will be awarded shares of restricted stock valued at $70,000 on the date of grant.

Mr. Gluck will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangements for independent directors.  These arrangements include an annual cash retainer in the amount of $60,000 (which was increased from $50,000 by the Board on November 16, 2016) and an annual restricted stock award valued at $70,000.  In addition, Mr. Gluck will be reimbursed for his out-of-pocket expenses incurred in attending Board meetings and will receive the standard 20% discount on merchandise purchases provided to all of the Company’s employees.

(e)                                  As reported below, at the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) held on November 16, 2016, the Company’s stockholders approved amendments to the Tuesday Morning Corporation 2014 Long-Term Incentive Plan (the “2014 Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2014 Plan and to make additional amendments to the 2014 Plan as described below.  The Board previously adopted the amendments, subject to stockholder approval at the 2016 Annual Meeting.

The amendments made the following changes to the 2014 Plan:

Increase in Authorized Shares	The amendments increase the number of shares authorized for issuance under the 2014 Plan by 2,500,000 shares.

Remove Liberal Share Recycling Provision for 2014 Plan Awards

The amendments provide that shares surrendered in payment of the exercise price of an award granted pursuant to the 2014 Plan or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the vesting or exercise of an award granted pursuant to the 2014 Plan will be counted against the maximum number of shares authorized for issuance under the 2014 Plan.

Reduce the Number of Shares Exempt from Minimum Vesting

The amendments reduce the number of shares of the Company’s common stock that may be delivered pursuant to awards under the 2014 Plan that are exempt from minimum vesting requirements from 10% to 5% and require that the vesting of any stock option award may not occur sooner than one year following the date of grant, or if earlier, the participant’s death, total and permanent disability, retirement or, in the two-year period following a change in control, if the participant is terminated without cause or a participant terminates his or her service for good reason.

Eliminate Board Discretion to Accelerate Vesting of Awards Upon a Change in Control

The amendments eliminate the Board’s discretion to accelerate the vesting of outstanding and unvested awards upon a change of control and require a “double-trigger” for vesting whereby such awards would only accelerate in full if a participant is terminated without cause or a participant terminates his or her service for good reason on or within two years after a change in control. In connection with the cash-out of awards in a change of control where the acquirer or surviving or resulting corporation does not agree to assume such awards, the Board may cancel unvested portions of such awards for no consideration unless otherwise determined by the Board.

Include a Robust Clawback Policy

The amendments allow the Company to recoup all or any portion of any shares or cash paid to a participant in connection with an award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Board from time to time.

Additional Changes	The amendments also include several non-material changes to the 2014 Plan to be consistent with investor expectations regarding governance practices.

A summary of the 2014 Plan, as amended, is included in Proposal No. 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 5, 2016.  The foregoing description of the amendments to the 2014 Plan is not complete and is qualified in its entirety by reference to the 2014 Plan, as amended, a composite copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Set forth below is information concerning each matter submitted to a vote at the 2016 Annual Meeting, including the final voting results.

Proposal No. 1:  The stockholders elected each of the following persons as a director to serve for a term of one year or until their successors are elected and qualified or until their earlier death, resignation or removal.

	For	Withheld	Broker Non-Votes
Steven R. Becker	38,539,332	85,191	3,748,589
Terry Burman	38,491,084	133,439	3,748,589
Frank M. Hamlin	38,314,443	310,080	3,748,589
William Montalto	38,547,782	76,741	3,748,589
Sherry M. Smith	37,498,359	1,126,164	3,748,589
Jimmie L. Wade	37,782,395	842,128	3,748,589
Richard S Willis	38,007,937	616,586	3,748,589

Proposal No. 2:  The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
34,003,470	4,616,083	4,970	3,748,589

Proposal No. 3:  The stockholders approved the amendments to the 2014 Plan, including an increase in the number of authorized shares under the plan.

For	Against	Abstain	Broker Non-Votes
27,402,087	11,218,462	3,974	3,748,589

Proposal No. 4:  The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017.

For	Against	Abstain	Broker Non-Votes
42,219,815	152,747	550	0

No other matters were voted upon at the meeting.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
10.1	Composite Copy of Tuesday Morning Corporation 2014 Long-Term Incentive Plan, as amended

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 22, 2016	By:	/s/ Kelly J. Munsch
Kelly J. Munsch
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
10.1	Composite Copy of Tuesday Morning Corporation 2014 Long-Term Incentive Plan, as amended